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Exhibit 10.26

SUPPLEMENT TO CONTANGO CREDIT AGREEMENT
[New Lender]

        THIS SUPPLEMENT dated July 24, 2004 to the Credit Agreement dated as of November 21, 2003 (as amended and in effect, the "Credit Agreement") among Plains Marketing, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and Lenders named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

W I T N E S S E T H

        WHEREAS, the Credit Agreement provides in Section 2.1(e) that certain Persons may at the invitation of Borrower (in consultation with, and in cooperation with, Administrative Agent) become a party to the Credit Agreement as a Lender in accordance with the terms thereof; and

        WHEREAS, the undersigned desires to become a Lender under the Credit Agreement;

        NOW, THEREFORE, the undersigned hereby agrees as follows:

1.
Effective as of the date hereof, upon the acceptance hereof by Borrower and Administrative Agent and the satisfaction of the conditions precedent set forth on Exhibit A attached hereto, the undersigned agrees to a portion of the Maximum Facility Amount of $20,000,000.00 under the Credit Agreement.

2.
The undersigned (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement and to become a Lender under the Credit Agreement; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) attaches any U.S. Internal Revenue Service or other forms required under Section 3.7(d).

3.
As of the effectiveness hereof, the undersigned shall be a party to the Credit Agreement and, to the extent provided herein, have the rights and obligations of a Lender thereunder.

4.
The undersigned hereby attaches a Lender Schedule with respect to the undersigned and authorizes such Lender Schedule to be incorporated into the Credit Agreement.

5.
The undersigned Lender hereby approves that certain Financing Request-Initial dated July 1, 2004 with respect to a Delivery Month of July, 2004 and an Initial Financing Request of $178,570,562 and acknowledges and agrees that such approval shall apply with respect to its portion of the Maximum Facility Amount agreed to hereby.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF SCOTLAND
By:
Title:
Accepted this 24th day of July, 2004
PLAINS MARKETING, L.P.
By:	PLAINS MARKETING GP INC. its general partner
By:	Al Swanson, Treasurer
FLEET NATIONAL BANK, Administrative Agent
By:
Name:
Title:

FORM OF LENDER SCHEDULE
[New Lender only]

Lender:	BANK OF SCOTLAND
Lender's Percentage Share of Maximum Facility Amount:		$20,000,000.00
Percentage Share:		6.666667%
Domestic Lending Office:
565 Fifth Avenue New York, New York 10017
LIBOR Lending Office:
565 Fifth Avenue New York, New York 10017
Notices:
565 Fifth Avenue New York, New York 10017 Attention: Joseph Fratus Telephone: 212-450-0837 Telecopy: 212-557-9460
With a Copy to:
1021 Main Street, Suite 2230 Houston, Texas 70002 Attention: Richard Butler Telephone: 713-650-0609 Telecopy: 713-651-9714

EXHIBIT A

CONDITIONS PRECEDENT

        The effectiveness of Lender's portion of the Maximum Facility Amount is conditioned upon the receipt by Administrative Agent of all of the following, at Administrative Agent's office in Houston, Texas, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent, each of which was so executed and delivered:

1.
This Supplement.

2.
A Note, payable to Lender in the amount of its portion of the Maximum Facility Amount.

3.
Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested (including opinions of legal counsel for Borrower and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Credit Agreement and the other Loan Documents, the satisfaction of all conditions contained herein or therein, and all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form and substance.

4.
Payment of all facility and other fees required to be paid to Lender pursuant to any Loan Documents.

SUPPLEMENT TO CONTANGO CREDIT AGREEMENT
[Existing Lender Increase]

        THIS SUPPLEMENT dated July 26, 2004 to the Credit Agreement dated as of November 21, 2003 (as amended and in effect, the "Credit Agreement") among Plains Marketing, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and Lenders named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

W I T N E S S E T H

        WHEREAS, pursuant to the provisions of Section 2.1(e) of the Credit Agreement, a Lender may at the invitation of Borrower increase its portion of the Maximum Facility Amount in accordance with the terms thereof; and

        WHEREAS, the undersigned Lender now desires to increase its portion of the Maximum Facility Amount under the Credit Agreement;

        NOW THEREFORE, the undersigned hereby agrees, subject to the terms and conditions of the Credit Agreement and the satisfaction of the conditions precedent set forth on Exhibit A attached hereto, that effective as of the date hereof, upon the acceptance hereof by Borrower and Administrative Agent, the portion of the Maximum Facility Amount of the undersigned Lender shall be increased by $27,500,000.00, thereby making its portion of the Maximum Facility Amount $85,000,000.00.

        Furthermore, the undersigned Lender has previously approved that certain Financing Request-Initial dated July 1, 2004 with respect to a Delivery Month of July, 2004 and an Initial Financing Request of $178,570,562 and hereby acknowledges and agrees that such approval shall apply with respect to its portion of the Maximum Facility Amount as increased hereby.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BNP PARIBAS
By:
Title:
By:
Title:
Accepted this 24th day of July, 2004
PLAINS MARKETING, L.P.
By:	PLAINS MARKETING GP INC. its general partner
By:	Al Swanson, Treasurer
FLEET NATIONAL BANK, Administrative Agent
By:
Name:
Title:

EXHIBIT A

CONDITIONS PRECEDENT

        The effectiveness of the increase to Lender's portion of the Maximum Facility Amount is conditioned upon the receipt by Administrative Agent of all of the following, at Administrative Agent's office in Houston, Texas, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent, each of which was so executed and delivered:

1.
This Supplement.

2.
A Note, payable to Lender in the amount of its portion of the increased Maximum Facility Amount.

3.
Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested (including opinions of legal counsel for Borrower and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Credit Agreement and the other Loan Documents, the satisfaction of all conditions contained herein or therein, and all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form and substance.

4.
Payment of all facility and other fees required to be paid to Lender pursuant to any Loan Documents.

SUPPLEMENT TO CONTANGO CREDIT AGREEMENT
[New Lender]

        THIS SUPPLEMENT dated July 24, 2004 to the Credit Agreement dated as of November 21, 2003 (as amended and in effect, the "Credit Agreement") among Plains Marketing, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and Lenders named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

W I T N E S S E T H

        WHEREAS, the Credit Agreement provides in Section 2.1(e) that certain Persons may at the invitation of Borrower (in consultation with, and in cooperation with, Administrative Agent) become a party to the Credit Agreement as a Lender in accordance with the terms thereof; and

        WHEREAS, the undersigned desires to become a Lender under the Credit Agreement;

        NOW, THEREFORE, the undersigned hereby agrees as follows:

1.
Effective as of the date hereof, upon the acceptance hereof by Borrower and Administrative Agent and the satisfaction of the conditions precedent set forth on Exhibit A attached hereto, the undersigned agrees to a portion of the Maximum Facility Amount of $20,000,000.00 under the Credit Agreement.

2.
The undersigned (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement and to become a Lender under the Credit Agreement; (ii) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) attaches any U.S. Internal Revenue Service or other forms required under Section 3.7(d).

3.
As of the effectiveness hereof, the undersigned shall be a party to the Credit Agreement and, to the extent provided herein, have the rights and obligations of a Lender thereunder.

4.
The undersigned hereby attaches a Lender Schedule with respect to the undersigned and authorizes such Lender Schedule to be incorporated into the Credit Agreement.

5.
The undersigned Lender hereby approves that certain Financing Request-Initial dated July 1, 2004 with respect to a Delivery Month of July, 2004 and an Initial Financing Request of $178,570,562 and acknowledges and agrees that such approval shall apply with respect to its portion of the Maximum Facility Amount agreed to hereby.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

COMERICA BANK
By:
Title:
Accepted this 24th day of July, 2004
PLAINS MARKETING, L.P.
By:	PLAINS MARKETING GP INC. its general partner
By:	Al Swanson, Treasurer
FLEET NATIONAL BANK, Administrative Agent
By:
Name:
Title:

FORM OF LENDER SCHEDULE
[New Lender only]

Lender:	COMERICA BANK
Lender's Percentage Share of Maximum Facility Amount:		$20,000,000.00
Percentage Share:		6.666667%
Domestic Lending Office:
910 Louisiana, Suite 410 Houston, Texas 77002
LIBOR Lending Office:
910 Louisiana, Suite 410 Houston, Texas 77002
Notices:
910 Louisiana, Suite 410 Houston, Texas 77002 Attention: Juli Bieser Telephone: 713-220-5640 Telecopy: 713-220-5650

EXHIBIT A

CONDITIONS PRECEDENT

        The effectiveness of Lender's portion of the Maximum Facility Amount is conditioned upon the receipt by Administrative Agent of all of the following, at Administrative Agent's office in Houston, Texas, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent, each of which was so executed and delivered:

1.
This Supplement.

2.
A Note, payable to Lender in the amount of its portion of the Maximum Facility Amount.

3.
Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested (including opinions of legal counsel for Borrower and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Credit Agreement and the other Loan Documents, the satisfaction of all conditions contained herein or therein, and all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form and substance.

4.
Payment of all facility and other fees required to be paid to Lender pursuant to any Loan Documents.

SUPPLEMENT TO CONTANGO CREDIT AGREEMENT
[Existing Lender Increase]

        THIS SUPPLEMENT dated July 26, 2004 to the Credit Agreement dated as of November 21, 2003 (as amended and in effect, the "Credit Agreement") among Plains Marketing, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and Lenders named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

W I T N E S S E T H

        WHEREAS, pursuant to the provisions of Section 2.1(e) of the Credit Agreement, a Lender may at the invitation of Borrower increase its portion of the Maximum Facility Amount in accordance with the terms thereof; and

        WHEREAS, the undersigned Lender now desires to increase its portion of the Maximum Facility Amount under the Credit Agreement;

        NOW THEREFORE, the undersigned hereby agrees, subject to the terms and conditions of the Credit Agreement and the satisfaction of the conditions precedent set forth on Exhibit A attached hereto, that effective as of the date hereof, upon the acceptance hereof by Borrower and Administrative Agent, the portion of the Maximum Facility Amount of the undersigned Lender shall be increased by $17,500,000.00, thereby making its portion of the Maximum Facility Amount $75,000,000.00.

        Furthermore, the undersigned Lender has previously approved that certain Financing Request-Initial dated July 1, 2004 with respect to a Delivery Month of July, 2004 and an Initial Financing Request of $178,570,562 and hereby acknowledges and agrees that such approval shall apply with respect to its portion of the Maximum Facility Amount as increased hereby.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

FORTIS CAPITAL CORP.
By:
Title:
By:
Title:
Accepted this 24th day of July, 2004
PLAINS MARKETING, L.P.
By:	PLAINS MARKETING GP INC. its general partner
By:	Al Swanson, Treasurer
FLEET NATIONAL BANK, Administrative Agent
By:
Name:
Title:

EXHIBIT A

CONDITIONS PRECEDENT

        The effectiveness of the increase to Lender's portion of the Maximum Facility Amount is conditioned upon the receipt by Administrative Agent of all of the following, at Administrative Agent's office in Houston, Texas, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent, each of which was so executed and delivered:

1.
This Supplement.

2.
A Note, payable to Lender in the amount of its portion of the increased Maximum Facility Amount.

3.
Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested (including opinions of legal counsel for Borrower and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Credit Agreement and the other Loan Documents, the satisfaction of all conditions contained herein or therein, and all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form and substance.

4.
Payment of all facility and other fees required to be paid to Lender pursuant to any Loan Documents.

SUPPLEMENT TO CONTANGO CREDIT AGREEMENT
[Existing Lender Increase]

        THIS SUPPLEMENT dated July 26, 2004 to the Credit Agreement dated as of November 21, 2003 (as amended and in effect, the "Credit Agreement") among Plains Marketing, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and Lenders named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

W I T N E S S E T H

        WHEREAS, pursuant to the provisions of Section 2.1(e) of the Credit Agreement, a Lender may at the invitation of Borrower increase its portion of the Maximum Facility Amount in accordance with the terms thereof; and

        WHEREAS, the undersigned Lender now desires to increase its portion of the Maximum Facility Amount under the Credit Agreement;

        NOW THEREFORE, the undersigned hereby agrees, subject to the terms and conditions of the Credit Agreement and the satisfaction of the conditions precedent set forth on Exhibit A attached hereto, that effective as of the date hereof, upon the acceptance hereof by Borrower and Administrative Agent, the portion of the Maximum Facility Amount of the undersigned Lender shall be increased by $15,000,000.00, thereby making its portion of the Maximum Facility Amount $40,000,000.00.

        Furthermore, the undersigned Lender has previously approved that certain Financing Request-Initial dated July 1, 2004 with respect to a Delivery Month of July, 2004 and an Initial Financing Request of $178,570,562 and hereby acknowledges and agrees that such approval shall apply with respect to its portion of the Maximum Facility Amount as increased hereby.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

SOCIETE GENERALE
By:
Title:
Accepted this 24th day of July, 2004
PLAINS MARKETING, L.P.
By:	PLAINS MARKETING GP INC. its general partner
By:
By:	Al Swanson, Treasurer
FLEET NATIONAL BANK, Administrative Agent
By:
Name:
Title:

EXHIBIT A

CONDITIONS PRECEDENT

        The effectiveness of the increase to Lender's portion of the Maximum Facility Amount is conditioned upon the receipt by Administrative Agent of all of the following, at Administrative Agent's office in Houston, Texas, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent, each of which was so executed and delivered:

1.
This Supplement.

2.
A Note, payable to Lender in the amount of its portion of the increased Maximum Facility Amount.

3.
Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested (including opinions of legal counsel for Borrower and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Borrower in the Credit Agreement and the other Loan Documents, the satisfaction of all conditions contained herein or therein, and all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form and substance.

4.
Payment of all facility and other fees required to be paid to Lender pursuant to any Loan Documents.

QuickLinks

  Exhibit 10.26
SUPPLEMENT TO CONTANGO CREDIT AGREEMENT [New Lender]
FORM OF LENDER SCHEDULE [New Lender only]
CONDITIONS PRECEDENT
SUPPLEMENT TO CONTANGO CREDIT AGREEMENT [Existing Lender Increase]
SUPPLEMENT TO CONTANGO CREDIT AGREEMENT [New Lender]
FORM OF LENDER SCHEDULE [New Lender only]
CONDITIONS PRECEDENT
SUPPLEMENT TO CONTANGO CREDIT AGREEMENT [Existing Lender Increase]
CONDITIONS PRECEDENT
SUPPLEMENT TO CONTANGO CREDIT AGREEMENT [Existing Lender Increase]
CONDITIONS PRECEDENT